UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: April 29, 2019

NovaBay Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33678	68-0454536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Powell Street, Suite 1150, Emeryville, CA 94608

(Address of Principal Executive Offices) (Zip Code)

(510) 899-8800

(Registrant’s telephone number, including area code)

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.01 per share	NBY	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)          On April 29, 2019, Dr. Yonghao (Carl) Ma, Ph.D. informed NovaBay Pharmaceuticals, Inc. (the “Company”) that he will resign as a member of the Company’s Board of Directors (the “Board”), with such resignation to be effective immediately. The Board has appointed Mr. Todd Zavodnick and Ms. Gail Maderis to fulfill Dr. Ma’s positions on the Compensation Committee and Nominating and Corporate Governance Committee, respectively.

As disclosed in the Company’s Definitive Proxy Statement, dated April 19, 2019 (the “Proxy”), Mr. Jian Ping Fu purchased all of the Company’s shares previously held by OP Financial Investments Limited (“OP Financial”). In connection with such sale by OP Financial, on May 1, 2019, Mr. Yanbin (Lawrence) Liu, OP Financial’s Joint Chief Operating Officer & Head of Direct Investment, also informed the Company that he will resign as a member of the Board with such resignation to be effective immediately and that he will withdraw as a director nominee for election at the Company’s Annual Meeting of Shareholders to be held on May 30, 2019 (the “Annual Meeting”).

Neither Dr. Ma nor Mr. Liu resigned as a result of any disagreements with the Company on any matter relating to the Company’s operations, policies or practices. The Board accepted the resignations of both Dr. Ma and Mr. Liu as well as Mr. Liu’s withdrawal as a director nominee and reduced the size of the Board from eight to six members effective with their resignations.

Other than Mr. Liu, the nominees named in the Proxy Statement will stand for election at the Annual Meeting. Notwithstanding Mr. Liu’s resignation and withdrawal as a director nominee, the form of proxy card included in the original distribution of the Proxy Statement remains valid; however, any votes that are submitted with respect to Mr. Liu’s nomination (either voting “For” or “Withhold”) will be disregarded.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc. (Registrant)

By:	/s/ Justin Hall
Justin Hall
Interim President & Chief Executive Officer and General Counsel

Dated: May 3, 2019